Vanguard Capital Value Fund

Supplement to the Prospectus

Important Changes to Vanguard Capital Value Fund

Vanguard Capital Value Fund (the Fund) is closed to new accounts. Current shareholders may continue to contribute to existing Fund accounts without limitations. There is no specific time frame for when the Fund might reopen.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2009 The Vanguard Group, Inc. All rights reserved.
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